                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )
                                                        ---

Filed by the registrant                      [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement.
[X] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to (S)240.14a-12

                             CDC NVEST FUNDS TRUST I
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

September 30, 2004

Dear Shareholder:

The enclosed proxy statement provides detailed information about an important proposal for CGM Advisor Targeted Equity Fund (the "Fund"). The Fund will hold a special meeting of shareholders on November 17, 2004 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a proxy statement that explains in more detail the proposal to be considered. Please refer to the "Overview and Related Information" section of the proxy statement for an overview of the proposed change. We've summarized some important facts below. Reading this letter completely may make your review of the proxy statement easier.

Q: What is the           You are being asked to approve a new advisory agreement
proposal?                between Capital Growth Management Limited Partnership
                         ("CGM") and CDC Nvest Funds Trust I, on behalf of the
                         Fund.

Q: Why is this change    The change is being made in connection with a proposed
being made and what      change of ownership in CGM. Although this change in
does it mean to me?      ownership is not expected to result in any change in
                         the personnel, operations, or financial condition of CGM, it will automatically terminate the existing advisory agreement. In order for CGM to continue managing the Fund, the Fund must enter into a new contract with CGM and that contract must be approved by shareholders.

Q: Will the Fund's       There will be no change in investment process,
policies change?         strategies, or policies of the Fund. CGM Advisor
                         Targeted Equity Fund will continue to be managed by Ken
                         Heebner.

Q: Who will bear the     The expenses related to the meeting and the
costs of this meeting?   solicitation of proxies will be borne by CGM and its
                         affiliates, and not by the Fund.

Remember - your vote counts

Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders. The Fund is using D.F. King, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from D. F. King reminding you to exercise your right to vote.

Vote on the Internet or toll-free by telephone - it's your choice

You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the Internet or by calling the toll-free number from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on this important proposal. Please take a few moments to review the details of the proposal. If you have any questions regarding the proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

Sincerely,


/s/ John T. Hailer
-------------------------------------
John T. Hailer
President

                            CDC NVEST FUNDS TRUST I
                                 (THE "TRUST")
                              399 BOYLSTON STREET
                               BOSTON, MA 02116

                       CGM ADVISOR TARGETED EQUITY FUND
                                 (THE "FUND")

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               NOVEMBER 17, 2004

   A special meeting (the "Meeting") of the shareholders of the Fund will be held at 2:00 p.m. on November 17, 2004 at the offices of CDC IXIS Asset Management Advisers, L.P., at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116 for the following purposes:

1. To approve a new advisory agreement for the Fund between Capital Growth Management Limited Partnership and the Trust.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   Shareholders of record at the close of business on September 30, 2004 are entitled to notice of and to vote at the Meeting and any adjourned session.

                             By order of the Board of Trustees,

                             COLEEN DOWNS DINNEEN, Secretary

September 30, 2004

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                            CDC NVEST FUNDS TRUST I
                                 (the "Trust")
                              399 BOYLSTON STREET
                               BOSTON, MA 02116

                       CGM ADVISOR TARGETED EQUITY FUND
                  (the "Targeted Equity Fund" or the "Fund")

                                PROXY STATEMENT

   The trustees of the Trust (the "Trustees") are soliciting proxies from the shareholders of the Fund in connection with a special meeting (the "Meeting") of shareholders of the Fund. The Meeting has been called to be held at 2:00 p.m. on November 17, 2004 at the offices of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. The Meeting notice, this Proxy Statement and proxy card are being sent to shareholders of record as of September 30, 2004 (the "Record Date") beginning on or about September 30, 2004. Please read this Proxy Statement and keep it for future reference. THE FUND HAS PREVIOUSLY SENT ITS ANNUAL REPORT DATED DECEMBER 31, 2003 AND ITS SEMI-ANNUAL REPORT DATED JUNE 30, 2004 TO ITS SHAREHOLDERS. A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO CDC IXIS ASSET MANAGEMENT DISTRIBUTORS, L.P. ("CDC IXIS DISTRIBUTORS") AT THE SAME ADDRESS SET FORTH ABOVE OR BY CALLING (800) 225-5478. IN ADDITION, THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT ARE AVAILABLE ON ITS WEBSITE AT WWW.CDCNVESTFUNDS.COM. (CLICK ON "FUND INFORMATION" AND THEN ON "FINANCIAL REPORTS.")

   The only item of business that the Trustees expect will come before the Meeting is the approval of a new advisory agreement (the "New Advisory Agreement") for the Fund between Capital Growth Management Limited Partnership ("CGM") and the Trust.

I. THE PROPOSAL: APPROVAL OF A NEW ADVISORY AGREEMENT

OVERVIEW AND RELATED INFORMATION

   On August 20, 2004, the Trustees approved a New Advisory Agreement between CGM and the Trust, on behalf of the Fund, and are recommending that shareholders of the Fund approve the New Advisory Agreement. As described below, the New Advisory Agreement is identical (except for its date and a provision to limit the disclosure of non-public personal information) to the advisory agreement currently in effect for the Fund (the "Current Advisory Agreement").

   The reason the Trustees are proposing the New Advisory Agreement for the Fund is because the Current Advisory Agreement will terminate when a proposed change of control occurs in Kenbob, Inc., CGM's general partner, resulting from the transfer of ownership of all voting stock to one owner. A federal law, the Investment Company Act of 1940 (the "Investment Company Act"), provides generally that the advisory agreement of a mutual fund must provide for its automatic termination if assigned, such as when its investment adviser undergoes a change in control. Under the Investment Company Act, a mutual fund generally cannot enter into an advisory contract, such as the New Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement. This meeting is being called to seek approval of a New Advisory Agreement. The Trustees have carefully considered the matter, and have concluded that it is appropriate to enter into the New Advisory Agreement for the Fund, so that CGM can continue, following the change of control, to manage the Fund on the same terms as are now in effect. NO CHANGE IN THE ADVISORY FEE RATE IS BEING PROPOSED.

INFORMATION REGARDING CGM AND DESCRIPTION OF THE TRANSACTION

   CGM currently acts as the Fund's investment adviser pursuant to an advisory agreement dated October 30, 2000. The Trustees initially approved the Current Advisory Agreement at a meeting held on August 25, 2000 and most recently approved its continuance on June 4, 2004 for another one-year term commencing July 1, 2004. The Fund's shareholders approved the Fund's Current Advisory Agreement at a meeting held on October 13, 2000. The Fund's shareholders were asked to approve the Current Advisory Agreement at such time because the prior advisory agreement would be terminating upon the acquisition of Nvest Companies, L.P. (now known as CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America")), the majority limited partner of CGM, by CDC IXIS Asset Management ("CDC IXIS AM"). This acquisition was consummated on October 30, 2000.

   CGM, located at One International Place, Boston, Massachusetts 02110, is a Massachusetts limited partnership organized pursuant to a limited partnership agreement dated December 6, 1989. The partnership agreement was amended and restated by the Second Amended and Restated Partnership Agreement dated June 23, 1993 (referred to as the "Amended Partnership Agreement"). CGM's sole general partner is Kenbob, Inc., a Massachusetts corporation ("Kenbob"), which currently holds a 48.8% general partnership interest in CGM. Kenbob is solely responsible for the management of CGM. CDC IXIS North America, located at 399 Boylston Street, Boston, Massachusetts 02116, currently holds a limited partnership interest in CGM of 50%. Two additional employees of CGM, who are neither officers nor Trustees of the Fund, hold limited partnership interests in CGM of 1.2% in the aggregate. Under the terms of the Amended Partnership Agreement, the limited partners have no power with respect to the operations of CGM and no right to remove or replace the general partner of CGM.

   The share capital of Kenbob is composed of two classes of shares: Common Shares that are the voting shares of Kenbob (the "Common Shares") and Class A Shares that afford shareholders an economic interest in Kenbob without any voting rights (the "Class A Shares"). The Common Shares of Kenbob are owned entirely by Robert L. Kemp, the President of Kenbob, and G. Kenneth Heebner, the Treasurer and Chairman of Kenbob, in equal shares, such that Mr. Kemp and Mr. Heebner each holds 50% of the 2,000 outstanding Common Shares. In addition, Mr. Kemp and Mr. Heebner currently own 2,600 and 15,400, respectively, of the 18,000 authorized and outstanding Class A Shares. The address of each of Mr. Kemp and Mr. Heebner is Kenbob, Inc., One International Place, Boston, Massachusetts 02110. Kenbob has no other function than to serve as general partner of CGM and possesses no other assets than its partnership interest in CGM.

   For estate planning and other personal purposes, Mr. Kemp proposes to transfer 100% of his Common Shares in Kenbob to Mr. Heebner (the "Transfer"). Following the Transfer, (i) Mr. Kemp will own approximately 14% of the outstanding Class A Shares; and (ii) Mr. Heebner will own approximately 86% of the outstanding Class A Shares and 100% of the outstanding Common Shares. The Transfer is not expected to result in a change in the personnel, operations or financial condition of CGM or in any changes in the investment approach or style of CGM with respect to the Fund. However, as a result of the Transfer, Mr. Heebner will acquire sole voting control of Kenbob, the general partner of CGM.

   The transaction will not occur unless various conditions are satisfied. One of these conditions is the approval or consent of the investment advisory clients of CGM. Because of this condition, approval or disapproval by the Fund's shareholders of the New Advisory Agreement, taken together with the other clients' consents or approvals, could affect whether or not the transaction occurs. If for some reason the change of control does not occur, the automatic termination of the Current Advisory Agreement will not occur and the New Advisory Agreement will not be entered into, even if it has been approved by the Fund's shareholders.

DESCRIPTION OF THE NEW ADVISORY AGREEMENT

   The proposed New Advisory Agreement for the Fund is identical (except for its date and a provision to limit the disclosure of non-public personal information) to the Current Advisory Agreement (together, the "Advisory Agreements"). For a complete understanding of the proposed New Advisory Agreement, please refer to the form of New Advisory Agreement provided as Appendix A. The next several paragraphs briefly summarize some important provisions contained in the Advisory Agreements.

   The Advisory Agreements provide that CGM will provide to the Fund both
(i) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees), and (ii) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel necessary for managing the affairs of the Fund and certain other administrative and general management services).

   The Advisory Agreements provide that they will continue in effect for an initial period of two years and, after that, they will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trusts (the "Independent Trustees").

   The Advisory Agreements may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to CGM, or by CGM upon ninety days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

   The Advisory Agreements provide that CGM will not be liable to the Fund or its shareholders except for liability arising from CGM's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

   Under the Current Advisory Agreement, the annual advisory fee rate payable by the Fund to CGM and the aggregate fee paid to CGM for the Fund's most recent fiscal year were as follows:

                            ADVISORY FEE RATE PAYABLE    AGGREGATE FEE PAID
                           (AS A PERCENTAGE OF AVERAGE   FOR THE FISCAL YEAR
    FUND                        DAILY NET ASSETS)          ENDED 12/31/03
    ----                 ------------------------------- -------------------
    Targeted Equity Fund 0.75% of the first $200 million     $4,896,799
                         0.70% of the next $300 million
                         0.65% of the next $1.5 billion
                         0.60% of amounts in excess of
                         $2 billion

   Under the New Advisory Agreement, the annual advisory fee rate payable by the Fund to CGM will remain the same. If the New Advisory Agreement had been in place during the previous fiscal year, the aggregate fee paid to CGM by the Fund would have been the same as the aggregate fee paid under the Current Advisory Agreement, as noted above.

   In addition to serving as investment adviser to the Fund, CGM serves as investment adviser to the funds listed below:

                                  CONTRACTUAL ANNUAL RATES OF COMPENSATION
                                                   TO CGM
                                       (BASED ON EACH FUND'S AVERAGE
   FUND                                      DAILY NET ASSETS)
   ----                         ---------------------------------------------
   CGM Mutual Fund(a)           0.90% on the first $500 million
                                0.80% of the next $500 million
                                0.75% of such value in excess of $1 billion

   CGM Realty Fund              0.85% on the first $ 500 million
                                0.75% on such value in excess of $500 million

   CGM Focus Fund               1.00% on the first $500 million
                                0.95% of the next $500 million
                                0.90% of such value in excess of $1 billion

   CGM Capital Development Fund 1.00% of the first $500 million
                                0.95% of the next $500 million
                                0.80% of such value in excess of $1 billion

(a) From July 1, 2003 to June 30, 2004, CGM voluntarily waived a portion of its management fee, lowering the annual rate to 0.72% of CGM Mutual Fund's average daily net assets. This waiver was discontinued at June 30, 2004, at which time the fees for CGM Mutual Fund started to accrue at the rates indicated in the table above.

BASIS FOR THE TRUSTEES' RECOMMENDATION

   At a meeting held on August 20, 2004, the Trustees, including the Independent Trustees, voted unanimously to recommend that the shareholders of the Fund vote to approve the Fund's New Advisory Agreement. Previously, on June 4, 2004, the Trustees, including the Independent Trustees, had approved the Current Advisory Agreement (which is identical to the New Advisory Agreement except for its date and a provision to limit the disclosure of non-public personal information) for another one-year term commencing July 1, 2004. In connection with that approval, and as support for its recommendation that the shareholders of the Fund vote to approve the Fund's New Advisory Agreement, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year and whether to approve a new adviser. In considering the Advisory Agreements, the Trustees did not identify any single factor as determinative. Matters considered by the Board included:

 . The results and financial condition of CGM;

 . The size, education and experience of CGM's investment personnel (including particularly those personnel with responsibilities for providing services to the Fund) and CGM's use of technology, external research and trading cost measurement tools;

 . The procedures employed to determine the value of the Fund's assets;

 . The resources devoted to, and the record of compliance with, restrictions and policies on personal securities transactions;

 . The terms of the Advisory Agreements;

 . The scope and quality of the services that CGM has been providing to the Fund;

 . The advisory fee rates payable to CGM by the Fund;

 . The total expense ratio of the Fund;

 . The investment performance of the Fund; and

 . CGM's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to CGM (see Appendix B for more information about these matters).

   In addition to reviewing these kinds of information, which the Trustees regularly consider on an annual basis, the Trustees also gave particular consideration to matters relating to the change of control of Kenbob, the general partner of CGM, including representations from G. Kenneth Heebner, the Treasurer and Chairman of Kenbob, that the proposed change of control is not expected to result in a change in the personnel, operations or financial condition of CGM or in any changes in the investment approach or style of CGM with respect to the Fund.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT FOR THE FUND.

II. OTHER INFORMATION

   Principal Underwriter and Administrator. CDC IXIS Distributors is the Fund's principal underwriter. CDC IXIS Asset Management Services, Inc. ("CDC IXIS Services") is the Fund's transfer and shareholder servicing agent and the Fund's administrator. The address of CDC IXIS Distributors and CDC IXIS Services is 399 Boylston Street, Boston, Massachusetts 02116.

   Outstanding Shares and Significant Shareholders. Shareholders of record at the close of business on September 30, 2004 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix C to this Proxy Statement lists for the Fund the total number of shares outstanding as of September 7, 2004 for each class of the Fund's shares. It also identifies holders, as of September 7, 2004, of more than 5% of any class of shares of the Fund, and contains information about the shareholdings in the Fund of the Trustees and the executive officers of the Fund as of September 7, 2004.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

   Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Fund or by employees or agents of CGM and its affiliated companies. In addition, D.F. King may be engaged to assist in the solicitation of proxies, at an estimated cost of approximately $86,000.

   Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies, will be paid by CGM and its affiliates.

   Voting Process. You can vote in any one of the following four ways:

 . By Internet - Use the Internet to vote by visiting https://eproxyvote.com/advisor.

 . By telephone - Use a touch-tone telephone to call toll-free 877-779-8683, which is available 24 hours a day.

 . By mail - Complete and return the enclosed proxy card.

 . In person - Vote your shares in person at the Meeting.

   Shareholders who owned Fund shares on the Record Date are entitled to vote at the Meeting. Shareholders are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant proposal. If you mail the enclosed proxy and no choice is indicated for the proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of the proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

   Tabulation of Proxies. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of the Fund outstanding on the

Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. With respect to Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("CDC Nvest IRAs"), the IRA Custodian will vote those shares for which it has received voting instructions from shareholders in accordance with such instructions. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including abstentions) for a shareholder in the same proportion as other CDC Nvest IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held in CDC Nvest IRAs as shares that are present and entitled to vote.

   Required Vote. The vote required to approve the proposal is the lesser of
(1) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for the proposal, the Trustees will consider what other actions to take in the best interests of the Fund.

   Adjournments; Other Business. In the event that a quorum is not present for purposes of acting on the proposal, or if sufficient votes in favor of the proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the approval of the New Advisory Agreement for the Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

   Shareholder Proposals at Future Meetings. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

CERTAIN PAYMENTS TO AFFILIATES

   In addition to advisory fees payable to CGM, the Fund compensates CDC IXIS Distributors and CDC IXIS Services, affiliates of CDC IXIS North America, for providing various services to the Fund and its shareholders. For the fiscal year ended December 31, 2003, payments by the Fund to CDC IXIS Distributors for service and distribution (Rule 12b-1 fees) for Classes A, B and C shares amounted to $1,604,248, $491,820 and $23,108, respectively. In addition, CDC IXIS Distributors received $456,826 in commissions and sales charges (including any contingent deferred sales charges on Classes A, B and C shares) from the Fund's shareholders for the fiscal year ended December 31, 2003. For the fiscal year ended December 31, 2003, payments by the Fund to CDC IXIS Services for transfer agency and publishing services amounted to $2,645,465. In addition, CDC IXIS Services received $535,402 from the Fund for administrative services for the fiscal year ending December 31, 2003. These arrangements are not affected in any way by the New Advisory Agreement.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

   John T. Hailer, a Trustee of the Trust, and the following persons who are officers of the Trust, are also directors, officers or employees of CDC IXIS Distributors or CDC IXIS Services (collectively, the "CGM Affiliates"): John E. Pelletier, Coleen Downs Dinneen, Kristin Vigneaux and Nicholas H. Palmerino.

   The transaction may result in greater revenues, in the aggregate, to the parent company of the CGM Affiliates, CDC IXIS North America. Because Messrs. Hailer and Robert J. Blanding, Trustees of the Trust, are also directors, officers or employees of CDC IXIS North America or its subsidiaries, they may also be considered to have an interest in the approval of CGM as adviser to the Fund. Because Messrs. Pelletier and Palmerino and Mses. Dinneen and Vigneaux, officers of the Trust, are also directors, officers or employees of the CGM Affiliates, they may also be considered to have an interest in the approval of CGM as adviser to the Fund.

                                                                     APPENDIX A

                       CGM ADVISOR TARGETED EQUITY FUND

                              ADVISORY AGREEMENT

   AGREEMENT made the __ day of ________, 2004, by and between CDC Nvest Funds Trust I, a Massachusetts business trust (the "Fund"), with respect to its CGM Advisor Targeted Equity Fund series (the "Series"), and Capital Growth Management Limited Partnership, a Massachusetts limited partnership (the "Manager").

                                  WITNESSETH:

   WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

   NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

      1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided; provided, however, that the Manager shall have no obligation to pay the fees of any Sub-Adviser (as defined in Section 1(b) hereof), to the extent that the Fund has agreed, under any contract to which the Fund and the Sub-Adviser are parties (a "Sub-Advisory Agreement") to pay such fees. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the

Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the portfolio of the Series, the Manager shall determine, in the manner described in the prospectus of the Series from time to time in effect, what portion of the assets belonging to the Series shall be managed by each Sub-Adviser.

      (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

   2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

      (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

      (b) taking such steps as are necessary to implement the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

      (c) regularly reporting to the Board of Trustees of the Fund with respect to the implementation of the investment policies of the Series.

   3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

      (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

      (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services and exclusive of any managerial functions described in Section 4);

      (c) compensation, if any, of trustees of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator; and

      (d) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Series' investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

   4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

      (a) any of the costs of printing and mailing the items referred to in sub-section (n) of this section 4;

      (b) any of the costs of preparing, printing and distributing sales literature;

      (c) compensation of trustees of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

      (d) registration, filing and other fees in connection with requirements of regulatory authorities;

      (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

      (f) charges and expenses of independent accountants retained by the Fund;

      (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

      (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

      (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

      (j) any cost of certificates representing shares of the Fund;

      (k) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with Federal and State regulatory authorities;

      (l) expenses of meetings of shareholders and trustees of the Fund;

      (m) interest, including interest on borrowings by the Fund;

      (n) the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

      (o) the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

   5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

   6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

   7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation in an amount equal to the annual rate of 0.75% of the first $200 million of the average daily net assets of the Series, 0.70% of the next $300 million of the average daily net assets of the Series, 0.65% of the next $1.5 billion of the average daily net assets of the Series, and 0.60% over $2 billion of such assets, respectively (or such lesser amount as the Manager may from time to time agree to receive). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

   8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding interest, taxes, portfolio brokerage commissions, distribution-related expenses and extraordinary expenses) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Series are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Series, as the case may be.

   9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

   10. This Agreement shall become effective as of the date of its execution, and

      (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

      (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

      (c) this Agreement shall automatically terminate in the event of its assignment;

      (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

   Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

   11. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

   12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

   13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

   14. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                           CDC NVEST FUNDS TRUST I
                           on behalf of its
                           CGM Advisor Targeted Equity Fund series

                         By:
                                        ------------------------------------
                         Name:
                         Title:

                           CAPITAL GROWTH MANAGEMENT
                           LIMITED PARTNERSHIP

                           By Kenbob, Inc., its general partner

                         By:
                                        ------------------------------------
                         Name:
                         Title:

                                    NOTICE

   A copy of the Agreement and Declaration of Trust establishing CDC Nvest Funds Trust I (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's CGM Advisor Targeted Equity Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                     APPENDIX B

   In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

   Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

                                                                     APPENDIX C

OUTSTANDING SHARES

   As of September 7, 2004, the total number of shares outstanding for each class of the Fund was approximately 80,223,868.53 for Class A; 6,993,599.77 for Class B; 391,142.70 for Class C; and 956,571.97 for Class Y. The total number of shares outstanding as of this date was approximately 88,565,182.96.

SIGNIFICANT SHAREHOLDERS

   As of September 7, 2004, the following persons owned of record or beneficially more than 5% of the noted class of shares of the Fund:

                        NAME AND                        PERCENTAGE OF
                       ADDRESS OF            SHARES   OUTSTANDING SHARES
        CLASS            OWNER*              OWNED      OF CLASS OWNED
        ----------------------------------------------------------------
          Y   Charles Schwab & Co Inc      939,059.23       98.17%
              Special Custody Account
              For Bnft Cust
              Attn Mutual Funds
              101 Montgomery St
              San Francisco, CA 94104-4122

*Such ownership may be beneficially held by individuals or entities other than the owner listed.

   As of September 7, 2004, the Trustees and the executive officers of the Trust, as a group and individually, owned less than 1% of any class of shares of the Fund.

                                                                  CGMPROXY-1004

                                                                          ZCGM52

                        CGM ADVISOR TARGETED EQUITY FUND

                    Proxy Solicited by the Board of Trustees

                           Proxy for a Special Meeting
                 of Shareholders to be held on November 17, 2004

The undersigned shareholder hereby appoints and authorizes each of John E. Pelletier, Coleen Downs Dinneen and Russell Kane as proxies with full power of substitution, of the undersigned, to represent the undersigned and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of CGM Advisor Targeted Equity Fund (the "Fund"), on November 17, 2004 at 2:00 p.m. Eastern Time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

CGM ADVISOR TARGETED EQUITY FUND
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                      ------------------------------------

                      ------------------------------------

                Your vote is important. Please vote immediately.

To vote by mail:

..    Read the proxy statement.

..    Check one of the appropriate boxes below.

..    Sign and date the proxy card.

..    Return the proxy card in the envelope provided.

To vote on the web:

..    Read the proxy statement and have the proxy card at hand.

..    Go to
     https://www.eproxyvote.com/advisor

..    Follow the instructions on the site.

..    There is no need for you to return your proxy card.

To vote by telephone:

..    Read the proxy statement and have the proxy card at hand.

..    Call 1-877-779-8683.

..    Follow the automated telephone directions.

..    There is no need for you to return your proxy card.

  If you vote over the Internet or by telephone, please do not mail your card.

                                                                          ZCGM51
                                                                            #CGM

[X]  Please mark votes as in this example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal.

1. To approve a new advisory agreement between CDC Nvest Funds Trust I, on behalf of the CGM Advisor   FOR  AGAINST  ABSTAIN
Targeted Equity Fund and Capital Growth Management Limited Partnership.                                [  ]   [  ]     [  ]

                                                                   PLEASE VOTE, SIGN AND DATE THIS PROXY AND
                                                                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                   Note: Please sign exactly as your name
                                                                   appears on this proxy card. All joint
                                                                   owners should sign. When signing as
                                                                   executor, administrator, attorney,
                                                                   trustee or guardian or as custodian for a
                                                                   minor, please give full title as such. If
                                                                   a corporation, please sign in full
                                                                   corporate name and indicate the signer's
                                                                   office. If a partner, sign in the
                                                                   partnership name.


Signature:                         Date:               Signature:                          Date:
           ----------------------        ------------             -----------------------        ------------

                              D.F. KING & CO., INC.
                                TELEPHONE SCRIPT

                        CGM ADVISOR TARGETED EQUITY FUND

INTRODUCTION

Hello, Mr./Mrs. (Shareholder). My name is ___________, calling from D.F. King & Co, Inc. on behalf of the CGM Advisor Targeted Equity Fund to follow-up on a recent mailing of proxy materials. Have you received the materials for the shareholder meeting scheduled for November 17, 2004?

          IF NO - Then help the shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

IF YES - The Fund's Trustees are asking you to consider a proposal which they have studied carefully and they recommend that you vote in favor of the proposal. For your convenience, I can record your vote over the telephone right now. Okay?

          IF YES - Do you have any questions before we proceed?

          Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the Trustees have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

          Here is how we will proceed. The call will be recorded. I will ask you for your name, your address and ONLY the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials and take your vote. You will be mailed a letter confirming your votes, which will tell you how to make any changes, if you wish. Are you ready?

          IF NO - Do you have any questions that I may answer about this proxy for you?

          Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the Trustees have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections

          At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. If you prefer, you can also vote by internet or touch-tone telephone by following the instructions in your mailing information. Are you sure that you do not want to take advantage of voting your shares right now over the phone?

BEGIN THE VOTE

First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of the CGM Advisor Targeted Equity Fund. Today's date is __________ and the time is __________.

May I please have your full name? (If shareholder is an entity), may I please have your title? Can you confirm that you are authorized to direct the voting of these CGM Advisor Targeted Equity Fund shares?

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?

ACTUAL VOTING

The Fund's Trustees are asking you to consider a proposal which they have studied carefully. They recommend that you vote in favor of the proposal. Would you like to vote in favor of the proposal as recommended by the Trustees?

          If you are required to read the proposal individually, end each proposal by saying, "The Fund's Trustees recommend that you vote in favor. How would you like to vote?" For most proposals, the valid responses are

                         F = For proposal.
                         A = Against proposal.
                         B = Abstain.

CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                        CGM ADVISOR TARGETED EQUITY FUND

                            ANSWERING MACHINE MESSAGE

Hello, this message is regarding your investment in the CGM Advisor Targeted Equity Fund. You should have recently received proxy materials in the mail concerning the Special Shareholders Meeting to be held on November 17, 2004.

Your vote is important, please sign, date and return the proxy card at your earliest convenience in the postage paid envelope provided.

If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call our proxy solicitor D.F. King & Co., Inc. at 1-800-431-9629.

Thank you for your consideration.

Excerpts from https://eproxyvote.com/advisor - internet voting site

Screen 1:
EquiServe: Vote By Net

Step 1
Welcome to the EquiServe online voting wizard!

Just follow a few simple steps to complete the secure online voting process:

Authentication:
Login using your authentication information

Delivery preference:
Setup future delivery of your annual meeting materials

Voting:
Cast your vote and receive your confirmation online

Finish:
Update your address and review other options

If you have more than one proxy card, instruction card or ballot, please vote them one card at a time. To get started now, login below and click "Continue".

Step 1: Authentication

Enter the number labeled Control Number in your e-mail OR the number in the gray shaded box on your proxy card or ballot. [ ]

Enter the last 4 digits of the U.S. social security number (SSN) or the U.S. taxpayer identification number (TIN) for this account.* [ ]
* If you do not have a SSN or TIN for this account, please leave this box blank.

[Continue>>]

Screen 2:

EquiServe: Vote By Net

CGM Advisor Targeted Equity Fund
Step 2

Welcome

[Name]

[Address]

[Continue>>]

Screen 3:

EquiServe: Vote By Net

CGM Advisor Targeted Equity Fund
Step 3

CGM Advisor Targeted Equity Fund Special Meeting of Shareholders

Proxy Solicited by the Board of Trustees Proxy for a Special meeting of Shareholders to be held on November 17, 2004

The undersigned shareholder hereby appoints and authorizes each of John E. Pelletier, Coleen Downs Dinneen and Russell Kane as proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of CGM Advisor Targeted Equity Fund (the "Fund"), on November 17, 2004 at 2:00 p.m. Eastern Time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

CGM Advisor Targeted Equity Fund Trustees recommend a vote: "FOR" Proposal 1

Check this box to cast your vote in accordance with the recommendations of CGM Advisor Targeted Equity Fund Trustees: [ ]

CGM Advisor Targeted Equity Fund Trustees recommend a vote "FOR" Proposal 1.

1. To approve a new advisory agreement between CDC Nvest Funds Trust I, on behalf of the CGM Advisor Targeted Equity Fund and Capital Growth Management Limited Partnership.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

To cast your vote please click "Submit".

(NOTE: Your vote will not be counted until you click "Submit".)

[Submit>>]

Screen 4:

EquiServe: Vote By Net

CGM Advisor Targeted Equity Fund
Step 3

[Name]
[Address]

Control Number: XXXXXXX

Confirmation Number: XXXXXXX

Date: XXXXXXX

Thank you for using EquiServe's Vote-By-Net facility.

Step 3: Summary of your vote

Your vote was recorded by EquiServe as follows:

1. To approve a new advisory agreement between CDC Nvest Funds Trust I, on behalf of the CGM Advisor Targeted Equity Fund and Capital Growth Management Limited Partnership.
[FOR/AGAINST/ABSTAIN]

Please keep a copy for your records. To change your vote click "Back".

You can now vote another ballot or click "Finish" to exit to EquiServe Homepage.

[<<Back] [Finish]

                        CGM Advisor Targeted Equity Fund

                             Telephone Voting Script

--------------------------------------------------------------------------------
                   Toll Free: 1-877-PRX-VOTE or 1-877-779-8683
--------------------------------------------------------------------------------

1. Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2. Enter the series of numbers printed in the gray shaded box on your card, followed by the pound sign.

3.   One moment please while we verify your information.

4. Enter the last four digits of the U.S. Social Security number or the U.S. taxpayer identification number for this account followed by the pound sign.

5.   The Fund that you are voting on is the CGM Advisor Targeted Equity Fund.

6. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the shareholders.

7. To vote all items in accordance with the recommendations of the Board of Trustees, press 1. If you wish to vote on each item one at a time, press 2.
          If 1, go to Playback.
          If 2, go to 8.

8. Item # 1. To vote for, press 1; against, press 2; to abstain, press 3. If 1, go to 9.
          If 2, go to 9.
          If 3, go to 9.

9.   You have cast your vote as follows:

--------------------------------------------------------------------------------
          Playback {Playback the appropriate vote for this proxy card.}
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Default Playback
          You have voted in the manner recommended by the Board of Trustees.

          For/Against/Abstain Proposal Playback
          Item # {For | Against | Abstain}
--------------------------------------------------------------------------------

10. Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1. Otherwise, please hang up. Thank you for voting.

--------------------------------------------------------------------------------
          Invalid Control Numbers
          We are unable to authenticate the information that you entered.

          No Key Pressed
          Go to the same item (repeat three times); otherwise, go to Error.

          Invalid Number
          Go to the same item (repeat three times); otherwise, go to Error.

          Error
          We are unable to process your request at this time. Thank you for calling.

               {Call ends.}
--------------------------------------------------------------------------------

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